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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                      November 2, 2004 (November 1, 2004)

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                         0-22228              11-3170868
(State or other jurisdiction of          (Commission            (IRS Employer
incorporation or organization)           File Number)        Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1 THROUGH 7 NOT APPLICABLE.

Item 8.01. Other Events.

      On November 1, 2004, Astoria Financial Corporation (the "Corporation") filed a Current Report on form 8-K with the U.S. Securities and Exchange Commission reporting that, on November 11, 2004, it is scheduled to participate in an investor conference in Palm Beach Gardens, Florida, sponsored by Sandler O'Neill & Partners, LP. Subsequently, in a press release dated November 2, 2004, the Corporation announced a change in the audio access information. Audio callers are instructed to dial in to telephone # 706-645-9215 and refer to the "Sandler O'Neill Conference - Session 3" for live access. A simultaneous webcast will also be available on the Corporation's website, www.astoriafederal.com and archived through November 19, 2004

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      The following Exhibit is filed as part of this report:

      Exhibit 99.1 Press release dated November 2, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASTORIA FINANCIAL CORPORATION

                                              By: /s/ Peter J. Cunningham
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                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations

Dated: November 2, 2004


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                                  EXHIBIT INDEX

Exhibit Number    Description
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     99.1         Press release dated November 2, 2004.

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